AGREEMENT


     AGREEMENT (the "Agreement") dated as of July 1, 1996 by and among Leak-X Environmental Corporation, a Delaware corporation (the "Company") with an address at 790 East Market Street, West Chester, Pennsylvania, John S. Gelles, with an address at 75 Birchall Drive, Scarsdale, New York ("JS Gelles")and William H. Gelles, Jr., with an address at 15 Stornowaye, Chappaqua, New York ("WH Gelles")(JS Gelles and WH Gelles are hereinafter collectively referred to as the "Holders").

                                W I T N E S S E T H:

     WHEREAS, JS Gelles owns 1,937,710 shares of the Company's Common Stock, $.001 par value (the "Common Stock") and 900,444 shares of the Company's Series A Preferred Stock (the "Preferred Stock") which may be converted into 800,395 shares of Common Stock;

     WHEREAS WH Gelles owns 2,058,210 shares of Common Stock and 788,444 shares of Preferred Stock which may be converted into 700,839 shares of Common Stock (the Common Stock currently held by the Holders or which may be obtained upon conversion of the Preferred Stock is hereinafter referred to as the "Registrable Securities");

     WHEREAS, the Holders have agreed to convert their Preferred Stock into Common Stock and to provide the Company with a right of first refusal with respect to future sales of Common Stock now owned by the Holders or hereafter acquired upon conversion of the Preferred Stock; and

     WHEREAS, the Company and the Holders desire that certain terms and provisions be applicable to the registration of the Registrable Securities held by the Holders.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

          Section 1. Piggyback Registration Rights. The Company covenants and agrees with the Holders of the Registrable Securities that if, at any time within the 30 month period commencing from the date hereof, and ending December 31, 1998, it proposes to file with the Securities and Exchange Commission (the "SEC") a Registration Statement ( a "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with respect to the sale of any class of security (other than pursuant to a Registration Statement on Forms S-4 or S-8 or any successor form or other than a post-effective amendment to a Registration Statement that relates to the Company's publicly traded warrants), in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of the Company's securities and the registration form to be used may be used for registration of the Registrable Securities, the Company will give prompt written notice (which, in the case of a Registration Statement pursuant to the exercise of registration rights, shall be within ten (10) business days after the Company's receipt of notice of such exercise and, in any event, shall be at least twenty (20) days prior to such filing) to the Holders of Registrable Securities at the addresses appearing on the records of the Company of its intention to file a Registration Statement, and will offer to include in such Registration Statement, all or any portion of the Registrable Securities. The offer to include the Registrable Securities is limited by subparagraphs (a) and (b) of this Section 1. In any event, the maximum number of Registrable Securities which shall be registered shall not exceed that number for which the Company has received written requests for inclusion therein within fifteen (15) days after the giving of notice by the Company. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause to become effective such Registration Statement as promptly as practicable. In that regard, the Company makes no representations or warranties as to its ability to have the Registration Statement declared effective. All registrations requested pursuant to this
Section 1 are referred to herein as "Piggyback Registrations." All Piggyback Registrations pursuant to this Section 1 will be made solely at the Company's expense, exclusive of any sales commissions incurred from the sale of the Common Stock and any attorneys' fees incurred by the Holders resulting from the hiring of their own attorneys, if any Registrable Securities are sold. In the event the Company is advised by the staff of the SEC, Nasdaq, or any self-regulatory or state securities agency that the inclusion of the Registrable Securities will prevent, preclude or materially delay the effectiveness of a Registration Statement filed, the Company, in good faith, may amend such Registration Statement to exclude the Registrable Securities without otherwise affecting the Holders rights to any other Registration Statement herein.

     (a) Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the Company and if the underwriter(s) for the offering being registered by the Company shall determine in good faith and advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company, then the Company will promptly furnish the Holders of the Registrable Securities with a copy of such letter, and the Company will include in such registration first, the securities that the Company proposes to sell and second, the Registrable Securities requested to be included in such registration, apportioned pro rata among the Holders of Registrable Securities, with the securities of the holders of other securities requesting registration.

     (b)     Priority on Secondary Registrations.   If a Piggyback
Registration consists only of an underwritten secondary registration on behalf of stockholders of securities of the Company, and the underwriter(s) for the offering being registered by the Company advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities by the Company then the Company will promptly furnish the Holders of the Registrable Securities with a copy of such letter and, the Company will include in such registration first, the securities requested to be included therein by the persons requesting such registration and second, the Registrable Securities requested to be included in such registration above, pro rata, among the Holders of Registrable Securities on the basis of the number of shares requested to be included by each such stockholder, with other securities requested to be included in such registration.

          Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Company in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Holders of such Registrable Securities shall delay their offering and sale for such period ending on the earliest of (i) 90 days following the effective date of the Company's registration statement, (ii) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (iii) such date as the Company, managing underwriter and Holders of Registrable Securities shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such Holders to make their proposed offering and sale for a period of ninety (90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Holders. Notwithstanding the foregoing, the Company shall not be required to file a Registration Statement to include Registrable Securities pursuant to this
Section 1 if an opinion of independent counsel, reasonably satisfactory to counsel for the Company and counsel for the Holders, shall have been delivered to counsel for the Company, stating that all of the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act.

     Section 2. Other Registration Rights. In addition to the rights above provided, the Company will cooperate with the Holders of the Registrable Securities in preparing and signing any Registration Statement, in addition to the Registration Statements discussed above, required in order to sell or transfer the Registrable Securities and will supply all information required therefor, but such additional Registration Statement shall be at the Holders' cost and expense; provided, however, that if the Company elects to register and qualify additional shares of Common Stock, the cost and expenses of such Registration Statement will be pro rated, between the Company and the Holders of the Registrable Securities according to the aggregate sales price of the securities being registered.

     Section 3. Certain Understandings. The Holders understand that the Company makes no representations of any kind concerning its intent or ability to offer or sell any of the Registrable Securities in a public offering or otherwise and that their sole right to have the Registrable Securities registered under the Act is contained in this Agreement. So long as there are Registrable Securities outstanding and the Company is subject to the reporting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), the Company undertakes to file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as the Holders of the Registrable Securities may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by
(i) Rule 144 under the Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holders, the Company will deliver to the Holders a written statement as to whether it has complied with such information requirements.

     Section 4. Company Obligations. In connection with the registration of the Registrable Securities pursuant to this Agreement, the Company shall:

     (a) furnish to the Holders and to the underwriter(s) thereof, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Holders and underwriters may request in order to facilitate the public offering of such securities;

     (b) use its best efforts to register or qualify the Registrable Securities under state securities laws of the jurisdictions which the Holders thereof may reasonably request in writing within 20 days following the original filing of such Registration Statement, and do any and all other acts and things which may be necessary or advisable to enable the Holders to consummate the disposition of Registrable Securities in such jurisdictions, except that the Company shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

     (c) notify the Holders of the Registrable Securities promptly when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

     (d) advise the Holders of the Registrable Securities, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement, or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (e) prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such Registration Statement, until the earlier of (a) such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by the Holders or any other sellers thereof set forth in such Registration Statement, or (b) the expiration of 90 days after such Registration Statement becomes effective;

     (f) promptly notify the Holders of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Holders of the Registrable Securities prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) in connection with the preparation and filing of the Registration Statement registering Registrable Securities under the Act, the Company will give the Holders of Registrable Securities and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the holders of Registrable Securities, or their counsel, to conduct a reasonable investigation within the meaning of the Act;

     (h) otherwise use all of its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act; and

     (i) provide and cause to be maintained a transfer agent and registrant for such Registrable Securities from and after a date not later than the effective date of such registration statement.

     Section 5. Expenses. The Company will bear all expenses attendant to registering the Registrable Securities, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of "cold comfort" letters and expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities, but excluding underwriting discounts and commissions, if any, applicable to the sale of such securities. Furthermore, the Company shall not be required to pay the fees and disbursements of counsel and accountants for either Holder of Registrable Securities or other expenses incurred by either Holder thereof that are not customarily paid by an issuer in response to the exercise of registration rights.

     Section 6. Indemnification and Contribution. The Holders understand that indemnification and contribution provisions such as the following are customarily included in an underwriting agreement and agree that notwithstanding their entering into this binding agreement, they will also enter into an agreement containing such provisions or provisions substantially similar thereto as a condition precedent to the registration by the Company of any of their Registrable Securities in an underwritten offering:

     (a) The Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Act) for such Holder, each officer, director, employee, agent and counsel, if any, of each such Holder and underwriter, and each person, if any, who controls such Holder or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (each, a "person who controls" or a "controlling person"), from and against, any and all loss, claim, damage, liability, cost and expense (including, without limitation, reasonable legal expenses) to which such Holder or any such underwriter, officer, director, employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by or on behalf of such Holder, underwriter, officer, director, employee, agent, counsel or controlling person in writing specifically for use in the preparation thereof.

     (b) Each Holder of Registrable Securities included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, any underwriter, each officer, director, employee, agent, counsel of and each person who controls the Company or such underwriter from and against any and all losses, damages, liabilities, costs or expenses to which the Company or such officer, director, employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Sections 6(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that either Holder of Registrable Securities shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by such Holder of Registrable Securities with respect to the sale of any securities. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6(d), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 7. Conversion of Preferred Stock. The Holders hereby immediately cause their Preferred Stock to be converted to an aggregate of 1,501,234 shares of Common Stock. In accordance with such conversion, the Holders will tender the certificates evidencing their respective shares of Preferred Stock to the Company within two weeks following the execution of this Agreement. Upon receipt of such certificates, the Company shall immediately cause 800,395 shares of Common Stock to be issued to JS Gelles and 700,839 shares of Common Stock to be issued to WH Gelles. The Holders hereby irrevocably waive any and all rights to dividends to which they may have been entitled in accordance with the terms of the Preferred Stock.

     Section 8. Right of First Refusal on Rule 144 Sales. To the extent that the Holders seek to avail themselves of the exemption from the registration requirements of the Act by selling Common Stock in accordance with Rule 144 as promulgated under the Act, the Holders hereby agree to notify the Company in advance of any such proposed sales under Rule 144 and further agree to permit the Company to purchase any or all of such shares which the Holders propose to sell at a price which is consistent with the then prevailing market price for the Company's Common Stock. The Company shall have three days from the receipt of notice from either of the Holders of any proposed sales under Rule 144 to notify the Holder that the Company intends to exercise its right to purchase some or all of such shares.

     Section 9. No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisi ons hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

     Section 10.  Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Holders at their respective addresses set forth above and to the Company at its address set forth above. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which shall be deemed given when received.

     (b) Notwithstanding the place where this Agreement may be executed by the Holders or the Company, they agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

     (c) This Agreement constitutes the entire agreement between the Holders and the Company with respect to the subject matter hereof and may be amended only by a writing executed by each of them.

     (d) This Agreement shall be binding upon and inure to the benefit of each of the Holder's and the Company and their respective heirs, legal representatives, successors and assigns.

     (e) The Holders and the Company each hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts located in the Southern District of New York with respect to any action or legal proceeding commenced by either of them with respect to this Agreement or to the Registrable Securities. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

     (f) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     (g) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (h) The waiver of a breach of any provision of this Agreement by either the Holders or the Company shall not operate, or be construed, as a waiver of any subsequent breach of any provision of this Agreement.

     (i) The Purchasers and the Company agree to execute and deliver all further documents, agreements and instruments and to take such other further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     (k) References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                LEAK-X ENVIRONMENTAL CORPORATION

                                By:  /s/ Joyce A. Rizzo
                                         Joyce A. Rizzo,
                                         Chief Executive Officer


/s/ William H. Gelles, Jr.          /s/ John S. Gelles
William H. Gelles, Jr.                  John S. Gelles